Exhibit 99.1

NEWS RELEASE July 31, 2024

Tetra Tech Reports Record Third Quarter Results,

Raises Guidance and Announces Five-for-One Stock Split

•	Record Quarterly Revenue $1.34 billion, up 11% Y/Y

•	Record Q3 Operating Income $129 million, up 32% Y/Y

•	Record Q3 EPS $1.59, up 42% Y/Y

•	Record Backlog $5.23 billion, up 19% Y/Y

•	Increasing FY 2024 Net Revenue and EPS guidance

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a leading provider of high-end consulting and engineering services in water, environment and sustainable infrastructure, today announced results for its third quarter ended June 30, 2024.

Third Quarter Highlights

•	Revenue increased 11% Y/Y to $1.34 billion

•	Net Revenue[1] increased 12% Y/Y to $1.11 billion

•	Operating Income increased 32% Y/Y to $129 million

•	EPS increased 42% Y/Y to $1.59

•	Backlog increased 19% Y/Y to $5.23 billion

•	Industry-leading DSO of 54 days

•	Cash Flow from Operations of $141 million

•	Net Debt / EBITDA reduced 34% Y/Y to 1.15x

Recent Key Wins

•	$439 million for expanding energy resiliency through innovative solutions for diversified generation, delivery and storage of energy in Ukraine

•	$73 million to increase energy resiliency and support sustainable infrastructure throughout West Africa

•	$65 million for disaster preparedness associated with impacts from climate change and rising sea levels across vulnerable areas in the Asia Pacific region

•	$64 million for supporting sustainable land and infrastructure systems including water resource management and irrigation in developing countries

•	$56 million to design advanced water treatment and PFAS removal solution for a new facility in Virginia

1 Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Refer to tables in the Regulation G Information for reconciliations to the comparable GAAP metrics.

•	$54 million for sustainable infrastructure programs addressing climate change adaptation in Southeast Asia

•	$35 million for assessment and restoration for water and environmental impacts associated with fire recovery in Hawaii

•	$32 million for investigation and evaluation of contaminated sediments within the Anacostia River in the Potomac River Basin

•	$27 million to assess and design water leachate treatment solutions in municipal landfills in California

Executive Management Comment

Dan Batrack, Chairman and CEO, commented, “Tetra Tech continued our strong performance through the third quarter with increasing demand for our high-end water, environment, and sustainable infrastructure services, resulting in record quarterly revenue and an all-time high backlog. We continued to grow our services for front-end advisory and consulting work, resulting in the expansion of our margins in GSG by 60 basis points and CIG by 230 basis points over the third quarter of last year. With increased profitability and record backlog, we are raising our full year guidance for net revenue and earnings, which represents forecasted EPS growth of 23% for fiscal 2024.”

Quarterly Dividend and Share Repurchase Program

On July 29, 2024, Tetra Tech’s Board of Directors approved the Company’s 41st consecutive quarterly dividend at an amount of $0.29 per share, a 12% increase year-over-year, payable on August 30, 2024, to stockholders of record as of August 15, 2024. Tetra Tech has $348 million remaining under its $400 million share repurchase program.

Five-for-One Stock Split

On July 29, 2024, Tetra Tech’s Board of Directors approved a five-for-one stock split of the Company’s common stock. The split will be effected through an amendment to Tetra Tech’s Restated Certificate of Incorporation, which will result in a proportionate increase in the number of shares of authorized common stock. The stock split is intended to make shares more accessible to a broader base of investors and enhance liquidity in the trading of the Company’s shares. Each record holder of common stock as of the close of market on September 5, 2024, will receive four additional shares of common stock. The stock split is expected to be effective after close of trading on September 6, 2024. Trading is expected to commence on a split-adjusted basis at market open on September 9, 2024.

Nine-Month Results

Revenue for the nine-month period was $3.82 billion and net revenue was $3.18 billion, up 17% and 18%, respectively, over the same period in fiscal 2023. Operating income was $357 million, up 43%. EPS was $4.40 up from $4.10 for same period last year; last year included a one-time gain from the integrated FX hedge which increased EPS by $1.23.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

For fiscal 2024, Tetra Tech is raising EPS guidance to range from $6.23 to $6.28, an increase of 23% at the midpoint year-over-year, and is raising net revenue guidance to range from $4.27 billion to $4.32 billion2, an increase of 15% at the midpoint year-over-year. Tetra Tech expects EPS for the fourth quarter of fiscal 2024 to range from $1.82 to $1.87 and net revenue to range from $1.09 billion to $1.14 billion.

Third Quarter Earnings Webcast

Investors will have the opportunity to access a live audio-visual webcast on the Company’s Investor Relations website at tetratech.com/investors on August 1, 2024, at 8:00 a.m. (PT). The webcast replay will be available following the call.

About Tetra Tech

Tetra Tech is the leader in water, environment and sustainable infrastructure, providing high-end consulting and engineering services for projects worldwide. With 28,000 employees working together, Tetra Tech provides clear solutions to complex problems by Leading with Science® to address the entire water cycle, protect and restore the environment, design sustainable and resilient infrastructure, and support the clean energy transition. For more information about Tetra Tech, please visit tetratech.com or follow us on LinkedIn and Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

2Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components required to provide such reconciliation with sufficient precision.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements that address our forward stock split and the use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on current expectations and beliefs of Tetra Tech's management and currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; the impact of global pandemics like COVID-19; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in bank and capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended October 1, 2023. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is available at tetratech.com/investors.

Tetra Tech, Inc
Consolidated Balance Sheets
(unaudited - in thousands, except par value)

	June 30,	October 1,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$212,321	$168,831
Accounts receivable, net	1,053,758	974,535
Contract assets	118,556	113,939
Prepaid expenses and other current assets	121,846	98,719
Total current assets	1,506,481	1,356,024

Property and equipment, net	70,694	74,832
Right-of-use assets, operating leases	167,317	175,932
Goodwill	1,992,110	1,880,244
Intangible assets, net	164,459	173,936
Deferred tax assets	89,510	89,002
Other non-current assets	94,334	70,507
Total assets	$4,084,905	$3,820,477

Liabilities and Equity
Current liabilities:
Accounts payable	$198,341	$173,271
Accrued compensation	317,457	302,755
Contract liabilities	372,283	335,044
Short-term lease liabilities, operating leases	65,932	65,005
Current contingent earn-out liabilities	47,407	51,108
Other current liabilities	244,842	280,959
Total current liabilities	1,246,262	1,208,142

Deferred tax liabilities	17,254	14,256
Long-term debt	861,830	879,529
Long-term lease liabilities, operating leases	128,892	144,685
Non-current contingent earn-out liabilities	22,876	22,314
Other non-current liabilities	141,588	148,045
Equity:

Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at June 30, 2024 and October 1, 2023	-	-
Common stock - authorized, 150,000 shares of $0.01 par value; issued and outstanding, 53,532 and 53,248 shares at June 30, 2024 and October 1, 2023, respectively	535	532
Additional paid-in capital	28,171	-
Accumulated other comprehensive loss	(154,689)	(195,295)
Retained earnings	1,792,121	1,598,196
Tetra Tech stockholders' equity	1,666,138	1,403,433
Noncontrolling interests	65	73
Total stockholders' equity	1,666,203	1,403,506
Total liabilities and stockholders' equity	$4,084,905	$3,820,477

Tetra Tech, Inc
Consolidated Statements of Income
(unaudited - in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	June 30,	July 2,	June 30,	July 2,
	2024	2023	2024	2023
Revenue	$1,344,323	$1,208,947	$3,824,205	$3,261,938
Subcontractor costs	(234,742)	(221,387)	(646,828)	(568,252)
Other costs of revenue	(886,409)	(798,714)	(2,556,212)	(2,180,749)
Gross profit	223,172	188,846	621,165	512,937
Selling, general and administrative expenses	(94,042)	(89,064)	(263,293)	(227,912)
Acquisition and integration expenses	-	(2,107)	-	(25,812)
Contingent consideration - fair value adjustments	(500)	-	(477)	(8,477)
Income from operations	128,630	97,675	357,395	250,736
Interest expense, net	(9,912)	(14,869)	(29,374)	(33,563)
Other non-operating income	-	-	-	89,402
Income before income tax expense	118,718	82,806	328,021	306,575
Income tax expense	(32,894)	(22,568)	(90,758)	(86,781)
Net income	85,824	60,238	237,263	219,794
Net income attributable to noncontrolling interests	(14)	(3)	(35)	(23)
Net income attributable to Tetra Tech	$85,810	$60,235	$237,228	$219,771

Earnings per share attributable to Tetra Tech:
Basic	$1.60	$1.13	$4.44	$4.13
Diluted	$1.59	$1.12	$4.40	$4.10

Weighted-average common shares outstanding:
Basic	53,515	53,231	53,451	53,188
Diluted	54,052	53,653	53,901	53,615

Cash dividends paid per share	0.29	0.26	0.81	0.72

Tetra Tech, Inc.
Consolidated Statements of Cash Flows
(unaudited - in thousands)

	Nine Months Ended
	June 30,	July 2,
	2024	2023
Cash flows from operating activities:
Net income	$237,263	$219,794

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	56,718	43,221
Amortization of stock-based awards	23,713	21,640
Deferred income taxes	(9,736)	21,475
Fair value adjustments to foreign currency forward contract	-	(89,402)
Fair value adjustments to contingent consideration	477	8,477
Other non-cash items	3,769	(796)
Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable and contract assets	(54,286)	(41,824)
Prepaid expenses and other assets	(18,437)	1,970
Accounts payable	18,991	(3,678)
Accrued compensation	(7,982)	5,263
Contract liabilities	33,011	56,189
Income taxes receivable/payable	(16,436)	10,645
Other liabilities	(13,955)	(6,921)
Net cash provided by operating activities	253,110	246,053

Cash flows from investing activities:
Payments for business acquisitions, net of cash acquired	(93,650)	(854,319)
Settlement of foreign currency forward contract	-	109,306
Capital expenditures	(11,324)	(17,322)
Proceeds from sale of assets	666	439
Net cash used in investing activities	(104,308)	(761,896)

Cash flows from financing activities:
Proceeds from borrowings	180,000	979,859
Repayments on long-term debt	(200,000)	(411,676)
Shares repurchased for tax withholdings on share-based awards	(12,906)	(16,785)
Payments of contingent earn-out liabilities	(29,112)	(15,078)
Stock options exercised	2,690	425
Dividends paid	(43,303)	(38,268)
Principal payments on finance leases	(4,827)	(4,082)
Net cash (used in) provided by financing activities	(107,458)	494,395

Effect of exchange rate changes on cash and cash equivalents	2,146	12,410

Net increase (decrease) in cash and cash equivalents	43,490	(9,038)
Cash and cash equivalents at beginning of period	168,831	185,094
Cash and cash equivalents at end of period	$212,321	$176,056

Supplemental information:
Cash paid during the period for:
Interest	$26,867	$34,839
Income taxes, net of refunds received of $4.0 million and $1.5 million	$115,933	$54,967

Tetra Tech, Inc.
Regulation G Information
June 30, 2024

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")
(in millions)

			2023							2024
	2021	2022	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 Mos
Consolidated
Revenue	3,213.5	3,504.0	894.8	1,158.2	2,053.0	1,208.9	3,261.9	1,260.6	4,522.6	1,228.3	1,251.6	2,479.9	1,344.3	3,824.2
Subcontractor Costs	(661.3)	(668.5)	(158.2)	(188.7)	(346.9)	(221.4)	(568.3)	(203.2)	(771.5)	(213.1)	(199.0)	(412.1)	(234.7)	(646.8)
Net Revenue	2,551.6	2,835.5	736.6	969.5	1,706.1	987.5	2,693.6	1,057.4	3,751.1	1,015.2	1,052.6	2,067.8	1,109.6	3,177.4

GSG Segment
Revenue	1,772.9	1,820.9	471.1	563.3	1,034.3	531.0	1,565.4	593.5	2,158.9	575.0	597.1	1,172.2	640.6	1,812.7
Subcontractor Costs	(507.1)	(484.4)	(118.0)	(127.7)	(245.7)	(140.8)	(386.6)	(136.9)	(523.4)	(132.3)	(130.6)	(263.0)	(152.3)	(415.3)
Net Revenue	1,265.8	1,336.5	353.1	435.6	788.6	390.2	1,178.8	456.6	1,635.5	442.7	466.5	909.2	488.3	1,397.4

CIG Segment
Revenue	1,500.1	1,738.4	439.6	610.4	1,049.9	691.4	1,741.3	683.3	2,424.6	669.1	671.2	1,340.3	723.6	2,063.9
Subcontractor Costs	(214.3)	(239.3)	(56.0)	(76.4)	(132.4)	(94.0)	(226.4)	(82.6)	(309.0)	(96.6)	(85.1)	(181.7)	(102.2)	(283.9)
Net Revenue	1,285.8	1,499.1	383.6	534.0	917.5	597.4	1,514.9	600.7	2,115.6	572.5	586.1	1,158.6	621.4	1,780.0

Reconciliation of Net Income Attributable to Tetra Tech to Adjusted EBITDA
(in thousands)

			2023							2024
	2021	2022	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 Mos
Net Income Attributable to Tetra Tech	232,810	263,125	116,706	42,830	159,536	60,235	219,771	53,649	273,420	74,972	76,446	151,418	85,810	237,228
Income Tax Expense	34,039	85,602	37,958	26,254	64,212	22,568	86,780	40,745	127,526	26,523	31,341	57,864	32,894	90,758
Interest Expense[1]	11,831	11,584	5,372	13,323	18,695	14,869	33,564	12,973	46,537	9,578	9,883	19,461	9,912	29,374
Depreciation	12,337	13,859	3,178	4,849	8,027	5,624	13,651	6,330	19,980	6,951	5,637	12,588	5,713	18,300
Amortization	11,468	13,174	3,438	12,072	15,510	14,060	29,570	11,656	41,226	12,533	12,094	24,627	13,790	38,417
FX Hedge Gain	-	(19,904)	(67,995)	(21,407)	(89,402)	-	(89,402)	-	(89,402)	-	-	-	-	-
EBITDA	302,485	367,440	98,657	77,921	176,578	117,356	293,934	125,353	419,287	130,557	135,401	265,958	148,119	414,077

Contingent Consideration	(3,273)	-	933	7,544	8,477	-	8,477	3,778	12,255	-	-	-	-	-
Acquisition & Integration Expenses[2]	-	-	3,761	19,944	23,705	2,107	25,812	23,742	49,554	-	-	-	-	-
COVID-19 Credits	-	(6,486)	-	-	-	-	-	-	-	-	-	-	-	-

Adjusted EBITDA	299,212	360,954	103,351	105,409	208,760	119,463	328,223	152,873	481,096	130,557	135,401	265,958	148,119	414,077

1 Includes write-off of deferred debt origination fees of $2.7M in Q1-23 and $1.1M in Q2-23

2 Includes lease impairment charge of $16.4M in Q4-23